================================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                        April 17, 1996 (April 4, 1996)
                       --------------------------------
               Date of Report (Date of earliest event reported)


                            FSI INTERNATIONAL, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


       Minnesota                      0-17276                    41-1223238
- ------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)


322 Lake Hazeltine Drive, Chaska, Minnesota                         55318
- -------------------------------------------                     --------------
 (Address of principal executive offices)                         (Zip Code)




                       Telephone Number:  (612) 448-5440
                       ---------------------------------
             (Registrant's telephone number, including area code)


================================================================================

                                   FORM 8-K

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
- -------   -------------------------------------

          On April 4, 1996, Semiconductor Systems, Inc., a California corporation ("Semiconductor Systems"), merged with Spectre Acquisition Corp., a Minnesota corporation and a wholly owned subsidiary of the Registrant, with Semiconductor Systems as the surviving corporation. Following the acquisition, the Registrant intends to continue the acquired company's business of designing, manufacturing, marketing and supporting equipment used in the semiconductor, flat panel display, then film head and multi-chip module industries.

          In connection with the acquisition, which will be accounted for as a pooling of interests, the Registrant issued a total of 1,739,218 shares of its common stock. An aggregate of 310,000 of such shares were deposited in escrow to provide a fund for satisfying any indemnification obligations to the Registrant pursuant to the terms of the Agreement and Plan of Reorganization dated February 5, 1996. In addition, the Registrant issued options covering, in the aggregate, 60,782 shares of the Registrant's common stock in substitution of previously outstanding options to acquire shares of the acquired company's common stock.

          Additional information regarding the terms of the acquisition are included in the Agreement and Plan of Reorganization and the Press Release included herein as exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
- -------   ---------------------------------

          The following information follows or is attached hereto as an exhibit:

          (a) The following financial statements of Semiconductors Systems, Inc. for the periods indicated and the Report of Independent Accountants listed below are included in the Registrant's Registration Statement on Form S-4 (File No. 333-01509) and are hereby incorporated by reference.

               Financial Statements of Semiconductor Systems, Inc.:

                  Report of Independent Accountants

                  Balance Sheets as of December 31, 1994 and 1995

                  Statements of Operations for the years ended
                  December 31, 1993, 1994 and 1995

                  Statements of Cash Flows for the years ended
                  December 31, 1994 and 1995

                  Statements of Shareholders' Equity for the years ended December 31, 1993, 1994 and 1995

                  Notes to Financial Statements

          (b)  Pro Forma Combined Financial Information of FSI
               ------------------------------------------------
               International, Inc. and Semiconductor Systems, Inc.
               ---------------------------------------------------

               Description of the Pro Forma
               Combined Financial Information

               Unaudited Pro Forma Combined Statements of
               Operations for the quarters and six months ended
               February 24, 1996 and February 25, 1995 and for the fiscal years ended August 26, 1995, August 27,
               1994 and August 28, 1993

               Unaudited Pro Forma Combined Balance Sheet as of
               February 24, 1996

               Notes to Unaudited Pro Forma Combined Financial
               Information

          (c)  Exhibits
               --------

               5.1  Agreement and Plan of Reorganization
                    dated February 5, 1996 by and among
                    FSI International, Inc., Spectre Acquisition
                    Corp. and Semiconductor Systems, Inc.
                    (and selected exhibits). Incorporated by reference to exhibits 2.1, 2.1(a) and 2.1(b) to the Registrant's Registration Statement on Form S-4 (File No. 333-01509).

                    The Registrant hereby agrees to furnish
                    supplementarily a copy of any omitted schedule or exhibit to the Commission upon request.

               5.2 Shareholders Agreement dated February 5, 1996 by and among FSI International, Inc. and the Shareholders of Semiconductor Systems, Inc. Incorporated by reference to exhibit 2.2 to the Registrant's Registration Statement on Form S-4 (File No. 333-01509).

               23   Consent of Price Waterhouse LLP.

               99   Press Release of FSI International, Inc.
                    dated April 8, 1996.

               Unaudited Pro Forma Combined Financial Information
      As of February 24, 1996 and for the quarters and six months ended
             February 24, 1996 and February 25, 1995 and for the
          fiscal years in the three-year period ended August 26, 1995


        FSI International, Inc. (FSI) and Semiconductor Systems, Inc.
                            (Semiconductor Systems)


The following unaudited pro forma combined financial information presents the pro forma effect of the acquisition of Semiconductor Systems by FSI on FSI's historical financial position and results of operations using the pooling-of-interests method of accounting. Semiconductor Systems' fiscal year ends December
31. In presenting the pooling-of-interests combination on a pro forma basis, Semiconductor Systems' financial statements for the twelve months ended August 26, 1995 were combined with FSI's financial statements for the same period and Semiconductor Systems' financial statements for the years ended December 31, 1994 and 1993 were combined with FSI's for the years ended August 27, 1994 and August 28, 1993, respectively. Semiconductor Systems' unaudited results for the four months ended December 31, 1994 included sales of $10,500,000 and pro forma net income of $653,000. An adjustment will be made to stockholders' equity in the combined historical financial statements to eliminate the effect of including Semiconductor Systems' net income for the four months ended December 31, 1994 in the statements of operations for both fiscal years ended August 26, 1995 and August 27, 1994. The pro forma statements of operations for the quarters and six months ended February 24, 1996 and February 25, 1995 and the balance sheet as of February 24, 1996 of FSI have been combined with Semiconductor Systems' statements of operations for the quarters and six months ended February 25, 1996 and February 26, 1995, respectively, and the balance sheet as of February 25, 1996. The pro forma combined financial information should be read in conjunction with the historical financial information of FSI and Semiconductor Systems included in FSI's Registration Statement on Form S-4 (File No. 333-01509) and are hereby incorporated by reference. The pro forma combined financial information has been prepared and included as required by the rules and regulations of the Securities and Exchange Commission and does not purport to be indicative of the results that actually would have been obtained if the acquisition had been effected on the dates indicated or of the results which may be obtained in the future.

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                          Historical
                                                ------------------------------
                                                     FSI         Semiconductor
                                                International      Systems,                          Pro Forma
                                                    Inc.             Inc.                            Combined
                                                Quarter Ended    Quarter Ended                     Quarter Ended
                                                February 24,     February 25,      Pro Forma       February 24,
                                                    1996             1996         Adjustments          1996
- ----------------------------------------------------------------------------------------------------------------

Sales                                            $65,850,414      $9,582,000                        $75,432,414
Cost of goods sold                                35,998,578       6,444,700                         42,443,278
- ----------------------------------------------------------------------------------------------------------------
      Gross profit                                29,851,836       3,137,300                         32,989,136

Selling, general and administrative expenses      12,707,871       1,527,500                         14,235,371
Research and development expenses                  8,417,117       1,055,900                          9,473,017
- ----------------------------------------------------------------------------------------------------------------
      Operating income                             8,726,848         553,900                          9,280,748

Interest expense                                        (549)       (110,800)                          (111,349)
Interest income                                    1,274,785               0                          1,274,785
Other income (expense), net                          (14,019)          4,100                             (9,919)
- ----------------------------------------------------------------------------------------------------------------
      Income before income taxes                   9,987,065         447,200                         10,434,265

Income tax expense                                 3,620,402           3,800    $   175,000 (d)       3,799,202
- ----------------------------------------------------------------------------------------------------------------
      Income before minority interest
       in earnings of affiliates                   6,366,663         443,400       (175,000)(d)       6,635,063

Minority interest                                   (116,334)              0                           (116,334)

Equity in earnings of affiliates                   1,894,577               0                          1,894,577
- ----------------------------------------------------------------------------------------------------------------

      Net income                                 $ 8,144,906     $   443,400    $  (175,000)(d)     $ 8,413,306
- ----------------------------------------------------------------------------------------------------------------
      Net income per common share                       $.38            $.05                               $.36
- ----------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                               (8,165,016)(a)
  common share equivalents                        21,371,529      8,165,016       1,775,081 (a)      23,146,610
- ----------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                                Historical
                                                      -----------------------------
                                                           FSI        Semiconductor
                                                      International      Systems,                      Pro Forma
                                                           Inc.            Inc.                        Combined
                                                      Quarter Ended   Quarter Ended                  Quarter Ended
                                                       February 25,    February 26,     Pro Forma     February 25,
                                                           1995            1995        Adjustments        1995
- -------------------------------------------------------------------------------------------------------------------
Sales                                                  $42,727,029     $ 6,236,000                      $48,963,029
Cost of goods sold                                      24,369,618       3,462,000                       27,831,618
- --------------------------------------------------------------------------------------------------------------------
                Gross profit                            18,357,411       2,774,000                       21,131,411

Selling, general and administrative expenses             7,469,359       1,484,000                        8,953,359
Research and development expenses                        6,040,099         797,000                        6,837,099
- --------------------------------------------------------------------------------------------------------------------
                Operating income                         4,847,953         493,000                        5,340,953

Interest expense                                            (7,427)        (12,000)                         (19,427)
Interest income                                            119,822               0                          119,822
Other income (expense), net                                 59,853          24,000                           83,853
- --------------------------------------------------------------------------------------------------------------------
                Income before income taxes               5,020,201         505,000                        5,525,201

Income tax expense                                       1,253,472          (8,000)     $  210,000(d)     1,455,472
- --------------------------------------------------------------------------------------------------------------------
                Income before minority interest
                 in earnings of affiliates               3,766,729         513,000        (210,000)(d)    4,069,729

Minority interest                                                0               0                                0

Equity in earnings of affiliates                           322,500               0                          322,500
- --------------------------------------------------------------------------------------------------------------------

                Net income                             $ 4,089,229     $   513,000      $ (210,000)(d)  $ 4,392,229
- --------------------------------------------------------------------------------------------------------------------
                Net income per common share                   $.28            $.06                             $.27
- --------------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                                      (8,062,643)(a)
  common share equivalents                              14,722,977       8,062,643       1,752,825(a)    16,475,802
- --------------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                        Historical
                                             -------------------------------
                                                  FSI          Semiconductor
                                             International        Systems,                        Pro Forma
                                                  Inc.              Inc.                          Combined
                                               Six Months        Six Months                       Six Months
                                                 Ended             Ended                            Ended
                                              February 24,      February 25,    Pro Forma        February 24,
                                                  1996              1996       Adjustments           1996
- -------------------------------------------------------------------------------------------------------------
Sales                                         $127,998,139     $ 17,778,000                     $145,776,139
Cost of goods sold                              71,125,946       11,860,700                       82,986,646
- -------------------------------------------------------------------------------------------------------------
                Gross profit                    56,872,193        5,917,300                       62,789,493

Selling, general and administrative expenses    24,021,672        2,967,500                       26,989,172
Research and development expenses               15,950,025        2,054,900                       18,004,925
- -------------------------------------------------------------------------------------------------------------
                Operating income                16,900,496          894,900                       17,795,396

Interest expense                                    (9,664)        (224,800)                        (234,464)
Interest income                                  2,696,857            7,000                        2,703,857
Other income (expense), net                        (30,671)         (42,900)                         (73,571)
- -------------------------------------------------------------------------------------------------------------
                Income before income taxes      19,557,018          634,200                       20,191,218

Income tax expense                               7,040,467            9,800    $   246,000  (d)    7,296,267
- -------------------------------------------------------------------------------------------------------------
                Income before minority interest
                 in earnings of affiliates      12,516,551          624,400       (246,000) (d)   12,894,951

Minority interest                                 (278,164)               0                         (278,164)

Equity in earnings of affiliates                 3,450,676                0                        3,450,676
- -------------------------------------------------------------------------------------------------------------

                Net income                     $15,689,063     $    624,400    $  (246,000) (d) $ 16,067,463
- -------------------------------------------------------------------------------------------------------------
                Net income per common share           $.73             $.08                             $.69
- -------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                              (8,124,894) (a)
  common share equivalents                      21,454,127        8,124,894      1,766,358  (a)   23,220,485
- -------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                              Historical
                                                     -----------------------------
                                                          FSI        Semiconductor
                                                     International      Systems,                         Pro Forma
                                                          Inc.            Inc.                            Combined
                                                       Six Months      Six Months                        Six Months
                                                         Ended           Ended                             Ended
                                                      February 25,    February 26,      Pro Forma       February 25,
                                                          1995            1995         Adjustments          1995
- --------------------------------------------------------------------------------------------------------------------
Sales                                                 $72,911,798     $13,442,000                       $86,353,798
Cost of goods sold                                     40,632,943       7,821,000                        48,453,943
- --------------------------------------------------------------------------------------------------------------------
                  Gross profit                         32,278,855       5,621,000                        37,899,855

Selling, general and administrative expenses           13,798,384       2,923,000                        16,721,384
Research and development expenses                      10,913,359       1,620,000                        12,533,359
- --------------------------------------------------------------------------------------------------------------------
                  Operating income                      7,567,112       1,078,000                         8,645,112

Interest expense                                          (13,032)        (17,000)                          (30,032)
Interest income                                           250,051          23,000                           273,051
Other income (expense), net                                56,294          24,000                            80,294
- --------------------------------------------------------------------------------------------------------------------
                  Income before income taxes            7,860,425       1,108,000                         8,968,425

Income tax (benefit) expense                            2,043,667          (5,000)     $   450,000  (d)   2,488,667
- --------------------------------------------------------------------------------------------------------------------
                  Income before minority interest
                   in earnings of affiliates            5,816,758       1,113,000         (450,000) (d)   6,479,758

Minority interest                                               0               0                                 0

Equity in earnings of affiliates                        1,322,900               0                         1,322,900
- --------------------------------------------------------------------------------------------------------------------

                  Net income                          $ 7,139,658     $ 1,113,000      $  (450,000) (d) $ 7,802,658
- --------------------------------------------------------------------------------------------------------------------
                  Net income per common share                $.49            $.14                              $.48
- --------------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                                      (8,062,643) (a)
  common share equivalents                             14,570,038       8,062,643        1,752,825  (a)  16,322,863
- --------------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                          Historical
                                                -----------------------------
                                                     FSI        Semiconductor
                                                International      Systems,                        Pro Forma
                                                     Inc.            Inc.                           Combined
                                                  August 26,      August 27,        Pro Forma      August 26,
                                                     1995            1995          Adjustments        1995
- ------------------------------------------------------------------------------------------------------------------
Sales                                            $190,403,364     $28,057,000                     $218,460,364
Cost of goods sold                                112,002,351      16,651,000                      128,653,351
- ------------------------------------------------------------------------------------------------------------------
                  Gross profit                     78,401,013      11,406,000                       89,807,013

Selling, general and administrative expenses       33,908,913       6,090,000                       39,998,913
Research and development expenses                  24,864,705       3,172,000                       28,036,705
- ------------------------------------------------------------------------------------------------------------------
                  Operating income                 19,627,395       2,144,000                       21,771,395

Interest expense                                      (27,745)       (136,000)                        (163,745)
Interest income                                     2,067,619          80,000                        2,147,619
Other income (expense), net                           133,079               0                          133,079
- ------------------------------------------------------------------------------------------------------------------
                  Income before income taxes       21,800,348       2,088,000                       23,888,348

Income tax expense                                  5,926,000          16,000     $  825,000  (d)    6,767,000
- ------------------------------------------------------------------------------------------------------------------
                  Income before minority interest
                   in earnings of affiliates       15,874,348       2,072,000       (825,000) (d)   17,121,348

Minority interest                                    (155,562)              0                         (155,562)

Equity in earnings of affiliates                    3,566,900               0                        3,566,900
- ------------------------------------------------------------------------------------------------------------------

                  Net income                     $ 19,285,686     $ 2,072,000     $ (825,000) (d)   20,532,686
- ------------------------------------------------------------------------------------------------------------------
                  Net income per common share           $1.13            $.26                            $1.09
- ------------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                                (8,072,332) (a)
    common share equivalents                       17,070,549       8,072,332      1,754,931  (a)   18,825,480
- ------------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                         Historical
                                                ----------------------------
                                                     FSI       Semiconductor
                                                International     Systems,                          Pro Forma
                                                     Inc.           Inc.                             Combined
                                                  August 27,    December 31,      Pro Forma         August 27,
                                                     1994           1994         Adjustments           1994
- -------------------------------------------------------------------------------------------------------------------
Sales                                            $96,437,653    $28,229,000                       $124,666,653
Cost of goods sold                                55,788,375     16,123,000                         71,911,375
- -------------------------------------------------------------------------------------------------------------------
         Gross profit                             40,649,278     12,106,000                         52,755,278

Selling, general and administrative expenses      19,552,376      4,963,000                         24,515,376
Research and development expenses                 15,742,894      3,013,000                         18,755,894
- -------------------------------------------------------------------------------------------------------------------
         Operating income                          5,354,008      4,130,000                          9,484,008

Interest expense                                    (417,521)       (53,000)                          (470,521)
Interest income                                      318,211         81,000                            399,211
Other income (expense), net                         (154,314)             0                           (154,314)
- -------------------------------------------------------------------------------------------------------------------
         Income before income taxes                5,100,384      4,158,000                          9,258,384

Income tax expense                                 1,254,000         37,000    $ 1,472,000  (d)      2,763,000
- -------------------------------------------------------------------------------------------------------------------
         Income before minority interest
          in earnings of affiliates                3,846,384      4,121,000     (1,472,000) (d)      6,495,384

Minority interest                                          0              0                                  0

Equity in earnings of affiliates                   1,799,750              0                          1,799,750
- -------------------------------------------------------------------------------------------------------------------

         Net income                              $ 5,646,134    $ 4,121,000    $(1,472,000) (d)     $8,295,134
- -------------------------------------------------------------------------------------------------------------------
         Net income per common share                    $.43           $.51                               $.55
- -------------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                              (8,050,848) (a)
  common share equivalents                        13,222,408      8,050,848      1,750,260  (a)     14,972,668
- -------------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.

                              UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                                                          Historical
                                                ------------------------------
                                                      FSI        Semiconductor
                                                 International      Systems,                       Pro Forma
                                                      Inc.            Inc.                          Combined
                                                   August 28,     December 31,      Pro Forma      August 28,
                                                      1993            1993         Adjustments        1993
- ---------------------------------------------------------------------------------------------------------------
Sales                                             $78,432,284     $25,673,000                     $104,105,284
Cost of goods sold                                 49,464,226      12,665,000                       62,129,226
- ---------------------------------------------------------------------------------------------------------------
               Gross profit                        28,968,058      13,008,000                       41,976,058

Selling, general and administrative expenses       14,496,165       3,832,000                       18,328,165
Research and development expenses                  11,760,306       2,632,000                       14,392,306
- ---------------------------------------------------------------------------------------------------------------
               Operating income                     2,711,587       6,544,000                        9,255,587

Interest expense                                     (556,984)        (21,000)                        (577,984)
Interest income                                        74,308         143,000                          217,308
Other income (expense), net                          (188,217)              0                         (188,217)
- ---------------------------------------------------------------------------------------------------------------
               Income before income taxes           2,040,694       6,666,000                        8,706,694

Income tax expense                                    360,000         176,000    $ 2,350,000  (d)    2,886,000
- ---------------------------------------------------------------------------------------------------------------
               Income before minority interest
                in earnings of affiliates           1,680,694       6,490,000     (2,350,000) (d)    5,820,694

Minority interest                                           0               0                                0

Equity in earnings of affiliates                    1,277,261               0                        1,277,261
- ---------------------------------------------------------------------------------------------------------------

               Net income                         $ 2,957,955     $ 6,490,000    $(2,350,000) (d)    7,097,955
- ---------------------------------------------------------------------------------------------------------------
               Net income per common share               $.28            $.80                             $.58
- ---------------------------------------------------------------------------------------------------------------

Weighted average common shares and                                                (8,127,123) (a)
  common share equivalents                         10,557,646       8,127,123      1,766,843  (a)   12,324,489
- ---------------------------------------------------------------------------------------------------------------

                            FSI INTERNATIONAL, INC.
                        AND SEMICONDUCTOR SYSTEMS, INC.
                              UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET

                                                        Historical
                                               ----------------------------
                                                   FSI        Semiconductor
                                              International      Systems,                      Pro Forma
                                                   Inc.            Inc.                         Combined
                                               February 24,    February 25,      Pro Forma    February 24,
                  Assets                          1996            1996          Adjustments       1996
- ----------------------------------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                   $ 56,416,364     $(1,378,200)                   $ 55,038,164
  Marketable securities                         38,027,611               0                      38,027,611
  Trade accounts receivable, net                48,739,111       5,669,200                      54,408,311
  Trade accounts receivable from
     affiliates                                 15,823,191               0                      15,823,191
  Inventories                                   37,730,699      12,740,100                      50,470,799
  Deferred income tax benefit                    5,828,018               0   $ 1,500,000 (c)     7,328,018
  Other current assets                           3,486,573         155,800                       3,642,373
- ----------------------------------------------------------------------------------------------------------
         Total current assets                  206,051,567      17,186,900     1,500,000       224,738,467
- ----------------------------------------------------------------------------------------------------------
Property, plant and equipment, net              29,829,805       1,383,300                      31,213,105
Investment in affiliates                        12,264,046               0                      12,264,046
Deferred income tax benefit - long-term            595,085               0                         595,085
Deposits and other assets                        4,179,270         682,500                       4,861,770
- ----------------------------------------------------------------------------------------------------------

                                              $252,919,773     $19,252,700   $ 1,500,000      $273,672,473
- ----------------------------------------------------------------------------------------------------------

     Liabilities and Stockholders' Equity
- ----------------------------------------------------------------------------------------------------------

Current liabilities:
  Notes payable to bank (line of credit)      $          0     $ 4,769,300                    $  4,769,300
  Current maturities of long-term debt              11,365         206,200                         217,565
  Trade accounts payable                        21,405,129       2,625,200                      24,030,329
  Accrued expenses                              23,887,793       2,711,900                      26,599,693
  Customer deposits                              2,016,742               0                       2,016,742
  Deferred revenue                               6,980,582               0                       6,980,582
- ----------------------------------------------------------------------------------------------------------
         Total current liabilities              54,301,611      10,312,600                      64,614,211
- ----------------------------------------------------------------------------------------------------------

Long-term debt, less current maturities             55,485         351,300                         406,785
Other long-term liabilities                         18,520               0                          18,520
Minority interest                                  936,984               0                         936,984

Stockholders' equity:
  Common stock                                 148,110,246           8,000   $ 8,580,800  (b)  158,199,046
                                                                               1,500,000  (c)
  Retained earnings (deficit)                   48,260,965       8,580,800    (8,580,800) (b)   48,260,965
  Cumulative translation adjustment              1,235,962               0                       1,235,962
- ----------------------------------------------------------------------------------------------------------
         Total stockholders' equity            197,607,173       8,588,800     1,500,000       207,695,973
- ----------------------------------------------------------------------------------------------------------

                                              $252,919,773     $19,252,700   $ 1,500,000      $273,672,473
- ----------------------------------------------------------------------------------------------------------

                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES

          Notes to Unaudited Pro Forma Combined Financial Information

THE FOLLOWING PRO FORMA ITEMS ARE REFLECTED IN THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED BALANCE SHEET AND STATEMENTS OF OPERATIONS.

     (a) Pro forma net income per common and common equivalent share was computed by dividing pro forma net income by the pro forma combined weighted average number of common and common equivalent shares outstanding. The pro forma adjustment for combined weighted average number of common and common equivalent shares was based upon the weighted average number of common and common equivalent shares of Semiconductor Systems multiplied by the exchange ratio.

     (b) Adjustment to transfer the undistributed earnings of Semiconductor Systems to common stock from retained earnings. Semiconductor Systems was an S Corporation and under a pooling of interests business combination, the combined enterprise should report the undistributed earnings of the S Corporation as additional capital.

     (c) Adjustment to recognize the effect of recording net deferred tax assets related to existing temporary differences of Semiconductor Systems as if it had been a C Corporation versus an S Corporation. The net deferred tax assets and corresponding tax benefit will be recorded in the historical financial statements in the third quarter of fiscal 1996.

     (d) Adjustment to recognize the effect of the income tax expense for Semiconductor Systems as if it had been a C Corporation versus an S Corporation.

In connection with the merger, approximately $800,000 of merger costs and expenses will be incurred and will be charged to expense in the third quarter of fiscal 1996. The merger expenses will consist of legal, accounting and investment banking fees. These expenses have not been included in the Pro Forma Combined Financial Information.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       FSI INTERNATIONAL, INC.
                                       -----------------------
                                             (Registrant)






Dated: April 17, 1996                  By: /s/Benno Sand
                                       ---------------------------------------
                                          Benno Sand, Executive Vice President
                                          and Chief Financial Officer
                                          on behalf of the Registrant and as
                                          Principal Financial Officer

                               INDEX TO EXHIBITS



Exhibit No.
- -----------

     5.1 Agreement and Plan of Reorganization dated February 5, 1996 by and among FSI International, Inc., Spectre Acquisition Corp. and Semiconductor Systems, Inc. (and selected exhibits) Incorporated by reference to exhibits 2.1, 2.1(a) and 2.1(b) to the Registrant's Registration Statement on Form S-4 (File No. 333-01509).

     5.2 Shareholders Agreement dated February 5, 1996 by and among FSI International, Inc. and the Shareholders of Semiconductor Systems, Inc. Incorporated by reference to exhibit 2.2 to the Registrant's Registration Statement on Form S-4 (File No. 333-01509).

     23        Consent of Price Waterhouse LLP.

     99        Press Release of FSI International, Inc. dated April 8, 1996.